Exhibit 99.1

Leaders,

As announced, Superior Energy will host a conference call at 10:00 a.m. Central Time. The call can be accessed from the Company’s website at www.superiorenergy.com or by telephone at 888-317-6003 and using entry number 9777809.

The attached press release and announcement presentation will be referenced during the Conference Call and provides additional information about the transaction. The presentation can be accessed from the Company’s website at https://ir.supuperiorenergy.com/presentations as well.

Also attached are internal communication documents to assist you in answering questions from your employees is also attached.

Please feel free to contact any member of the executive leadership team if you need further information at this time.

-    Dave

Forward-Looking Statements

All statements in this communication (and oral statements made regarding the subjects of this communication) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Superior, Forbes and Newco, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: statements regarding the expected benefits of the proposed transaction; the anticipated completion of the proposed transaction and the timing thereof; the expected future results of operations and growth of Superior and Newco; and plans and objectives of management for future operations of Superior and Newco.

While Superior believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its and Newco’s business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained or other closing conditions are not satisfied; local, regional and national economic conditions and the impact they may have on Superior, Forbes, Newco and their customers; conditions in the oil and gas industry, especially oil and natural gas prices and capital expenditures by oil and gas companies; the debt obligations of Superior and Newco following the transaction and the potential effect of limiting Superior’s and/or Newco’s ability to fund future growth and operations and increasing their respective exposure to risk during adverse economic conditions; the financial condition of Superior’s and Newco’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the potential additional costs relating to any reviews, investigations or other proceedings by government authorities or shareholder actions.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Superior’s Annual Report on Form 10-K for the year ended December 31, 2018, and those set forth from time to time in Superior’s filings with the Securities and Exchange Commission (the “SEC”), which are available at www.superiorenergy.com. Except as required by law, Superior expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Newco will file a registration statement on Form S-4, including a joint proxy statement/prospectus of Holdco and Forbes, with the SEC. INVESTORS AND SECURITY HOLDERS OF SUPERIOR AND FORBES ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of Forbes in connection with the Forbes shareholder meeting. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Superior, Forbes and Newco with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents (when available) from www.superiorenergy.com under the tab “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Superior, Forbes and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Superior’s proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2019, and Forbes’ proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2019, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

Communication for Superior Business Unit Leaders & Corporate Employees

Excluding “NAM”

On December 18, 2019 Superior Energy Services, Inc. (Superior) announced that it entered into a definitive agreement to divest its U.S. service rig, coiled tubing, wireline, pressure control, flowback, fluid management and accommodations service lines (the “Superior Energy U.S. Business”) and combine them with Forbes Energy Services Ltd.’s (“Forbes”) complimentary service lines to create a new, publicly traded consolidation platform for U.S. completion, production and water solutions.

The Superior Energy U.S. Business includes Complete Energy Services, Inc. (Complete Energy Services) SPN Well Services, Inc. (SPN Well Services), Warrior Energy Services Corporation (Warrior) and H.B. Rentals L.C.’s (HB Rentals) operations in the U.S., Mexico and Trinidad only. Superior Energy U.S. Business may also be referred to as “NAM” in certain communications or presentations. The combination of the Superior Energy U.S. Business with Forbes’s complimentary service lines aligns with consolidation activities of Superior over the last few years and furthers our goal of capturing operational effectiveness and cost efficiency synergies.

The purpose and timing of the combination of businesses is expected to unlock value for shareholders by:

•	Separating Superior’s Global businesses from businesses focused exclusively on U.S. completion & production services;

•	Reducing Superior’s debt and extending its debt maturity;

•	Forming Newco to provide a consolidation platform for U.S. completion and production services that will benefit from value created by expected synergies; and

•	Retaining a significant ownership position in Newco.

The combination of businesses is expected to be completed during the first quarter of 2020, subject to the satisfaction of certain closing conditions. Superior and Forbes will continue to operate their respective businesses in the normal course until the transaction is closed. In the coming months we will continue to communicate updates and relevant information with you as it becomes available.

The press release and announcement presentation are attached and can also be accessed from Superior’s website at https://ir.supuperiorenergy.com/presentations. Both documents provide additional information about the combination of businesses.

Below you will find answers to some questions you may have at this time.

QUESTIONS & ANSWERS:

How does the potential combination of businesses affect operations?

Nothing will change related to our field operations and continued focus on safety, quality service delivery, cost control and our commitment to Our Shared Core Values.

Superior and Forbes will continue to run their businesses in the normal course while moving forward with steps to finalize the combination of businesses.

In conjunction with closing the transaction, Superior and Newco will enter into a Transition Services Agreement to help ensure that necessary services and resources will be available from Superior to Newco for up to two years after closing. Transition Services include support for the following functions:

•	Accounting

•	Audit

•	Payroll

•	Employee Benefits

•	Human Resources

•	HSE

•	Information Technology

•	Legal

•	Marketing

•	Risk Management

•	Tax

•	Treasury

What changes will occur when the combination of businesses is finalized?

The transaction is expected to close in the first quarter of 2020. After closing, Superior’s current Chief Financial Officer, Westy Ballard, will become President and CEO. The Company’s current Chief Accounting Officer, Jamie Spexarth, will become the Chief Financial Officer and Treasurer.

Newco will become a publicly traded company and begin to operate independently under a new Board of Directors with Dave Dunlap as Chairman & CEO, Brian Moore as COO and a new CFO who will be identified once determined at a later date.

Will Superior’s name or branding change?

The Superior logo and company brand are not expected to change.

What will be the name of the new company?

Newco’s name and its publicly traded ticker symbol will be determined before the transaction is closed.

What exchange will the new company trade on?

The exchange and ticker symbol will be announced when the combination is closed.

How this affects you.

Who will be my supervisor?

The announcement of the combination of businesses does not change your supervisor.

Superior and Forbes will continue to run their businesses in the normal course while moving forward with steps necessary to finalize the combination.

During this time before the transaction is closed, Superior and Newco will work toward a smooth transition of services as contemplated by the Transition Services Agreement and adjust the executive level reporting structure to meet the needs of the post-merger companies.

Will my roll change?

The announcement of the merger does not change your roll at Superior.

Superior will continue to provide necessary services and resources in conjunction with the Transition Services agreement in place after the merger.

Will the location I report to change?

The announcement of the combination of businesses does not change your base location.

Superior and Forbes will continue to run their businesses in the normal course while moving forward with steps necessary to finalize the combination.

Who will your employer be?

Your current employer will continue to be your employer immediately following the merger closing.

Will my benefits change?

The announcement of the combination of businesses does not change your benefits. Benefits will continue to be administered through current providers.

Will my compensation change?

The announcement of the combination of businesses does not change your compensation structure. Compensation and pay will continue to be managed based on business and competitive needs aligned with our commitment to fairness consistent with running our business in the normal course.

Can discussions begin with Forbes personnel between now and when the merger closes?

It is important that we continue to operate as a competitor of Forbes until the merger closes. Any communications with Forbes personnel should be limited to only matters discussed during the ordinary course of business while keeping this in mind.

What can I tell customers and suppliers?

Nothing will change related to our field operations and continued focus on safety, quality service delivery, cost control and our commitment to our Shared Core Values.

Superior and Forbes will continue to run their businesses in the normal course while moving forward with steps necessary for the merger which is expected to be finalized during the first quarter of 2020.

Forward-Looking Statements

All statements in this communication (and oral statements made regarding the subjects of this communication) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Superior, Forbes and Newco, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: statements regarding the expected benefits of the proposed transaction; the anticipated completion of the proposed transaction and the timing thereof; the expected future results of operations and growth of Superior and Newco; and plans and objectives of management for future operations of Superior and Newco.

While Superior believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its and Newco’s business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained or other closing conditions are not satisfied; local, regional and national economic conditions and the impact they may have on Superior, Forbes, Newco and their customers; conditions in the oil and gas industry, especially oil and natural gas prices and capital expenditures by oil and gas companies; the debt obligations of Superior and Newco following the transaction and the potential effect of limiting Superior’s and/or Newco’s ability to fund future growth and operations and increasing their respective exposure to risk during adverse economic conditions; the financial condition of Superior’s and Newco’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the potential additional costs relating to any reviews, investigations or other proceedings by government authorities or shareholder actions.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Superior’s Annual Report on Form 10-K for the year ended December 31, 2018, and those set forth from time to time in Superior’s filings with the Securities and Exchange Commission (the “SEC”), which are available at www.superiorenergy.com. Except as required by law, Superior expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Newco will file a registration statement on Form S-4, including a joint proxy statement/prospectus of Holdco and Forbes, with the SEC. INVESTORS AND SECURITY HOLDERS OF SUPERIOR AND FORBES ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS

ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of Forbes in connection with the Forbes shareholder meeting. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Superior, Forbes and Newco with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents (when available) from www.superiorenergy.com under the tab “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Superior, Forbes and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Superior’s proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2019, and Forbes’ proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2019, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

Communication for Superior NAM (North America) Employees

On December 18, 2019 Superior Energy Services, Inc. (Superior) announced that it entered into a definitive agreement to divest its U.S. service rig, coiled tubing, wireline, pressure control, flowback, fluid management and accommodations service lines (the “Superior Energy U.S. Business”) and combine them with Forbes Energy Services Ltd.’s (“Forbes”) complimentary service lines to create a new, publicly traded consolidation platform for U.S. completion, production and water solutions.

The Superior Energy U.S. Business includes Complete Energy Services, Inc. (Complete Energy Services) SPN Well Services, Inc. (SPN Well Services), Warrior Energy Services Corporation (Warrior) and H.B. Rentals L.C.’s (HB Rentals) operations in the U.S., Mexico and Trinidad only. Superior Energy U.S. Business may also be referred to as “NAM” in certain communications or presentations. The combination of the Superior Energy U.S. Business with Forbes’s complimentary service lines aligns with consolidation activities of Superior over the last few years and furthers our goal of capturing operational effectiveness and cost efficiency synergies.

The purpose and timing of the combination of businesses is expected to unlock value for shareholders by:

•	Separating Superior’s Global businesses from businesses focused exclusively on U.S. completion & production services;

•	Reducing Superior’s debt and extending its debt maturity;

•	Forming Newco to provide a consolidation platform for U.S. completion and production services that will benefit from value created by expected synergies; and

•	Retaining a significant ownership position in Newco.

The combination of businesses is expected to be completed during the first quarter of 2020, subject to the satisfaction of certain closing conditions. Superior and Forbes will continue to operate their respective businesses in the normal course until the transaction is closed. In the coming months we will continue to communicate updates and relevant information with you as it becomes available.

The press release and announcement presentation are attached and can also be accessed from Superior’s website at https://ir.supuperiorenergy.com/presentations. Both documents provide additional information about the combination of businesses.

Below you will find answers to some questions you may have at this time.

QUESTIONS & ANSWERS:

How does the potential combination of businesses affect operations?

Nothing will change related to our field operations and continued focus on safety, quality service delivery, cost control and our commitment to Our Shared Core Values.

Superior and Forbes will continue to run their businesses in the normal course while moving forward with steps to finalize the combination of businesses.

In conjunction with closing the transaction, Superior and Newco will enter into a Transition Services Agreement to help ensure that necessary services and resources will be available from Superior to Newco for up to two years after closing. Transition Services include support for the following functions:

•	Accounting

•	Audit

•	Payroll

•	Employee Benefits

•	Human Resources

•	HSE

•	Information Technology

•	Legal

•	Marketing

•	Risk Management

•	Tax

•	Treasury

What changes will occur when the combination of businesses is finalized?

The transaction is expected to close in the first quarter of 2020. After closing, Newco will become a publicly traded company and begin to operate independently under a new Board of Directors with Dave Dunlap as Chairman & CEO, Brian Moore as COO and a new CFO who will be identified once determined at a later date.

Can discussions begin with Forbes personnel between now and when the transaction closes?

It is important that we continue to operate as a competitor of Forbes until the transaction closes. Any communications with Forbes personnel should be limited to only matters discussed during the ordinary course of business while keeping this in mind.

What can I tell customers and suppliers?

Nothing will change related to our field operations and continued focus on safety, quality service delivery, cost control and our commitment to our Shared Core Values.

Superior and Forbes will continue to run their businesses in the normal course while moving forward with steps necessary for the combination which is expected to close during the first quarter of 2020.

Which Superior and Forbes services lines will overlap?

Service rigs, coiled tubing and fluid management are services provided by both Forbes and Superior. Most of these services are located in complimentary basins with limited overlap. The primary overlap in services between Forbes and Superior occurs in the service rigs service line in South Texas and the Permian Basin.

What will be the name of the new company?

Newco’s name and its publicly traded ticker symbol will be determined before the transaction is closed.

What exchange will the new company trade on?

The exchange and ticker symbol will be announced when the combination is closed.

Will the names of the legal entities that will be a part of Newco change?

To minimize business disruption, the legal entities of SPN Well Services, Complete Energy Services, Warrior, HB Rentals and Forbes are expected to remain in place at the time of the combination of businesses to preserve existing contractual relationships with customers, suppliers and other stakeholders.

Will we change the logo/branding of companies combining to form Newco?

Logos and company brand will not change at the time of the combination. Newco is expected to take a common-sense approach to branding utilizing “Doing Business As” (DBA’s) tradenames and established local brands to enhance its market positions.

How this affects you.

Who will be my supervisor?

The announcement of the combination of businesses does not change your supervisor.

Superior and Forbes will continue to run their businesses in the normal course while moving forward with steps necessary to finalize the combination.

Will the location I report to change?

The announcement of the combination of businesses does not change your base location.

Superior and Forbes will continue to run their businesses in the normal course while moving forward with steps necessary to finalize the combination.

Will my benefits change?

The announcement of the combination of businesses does not change your benefits. Benefits will continue to be administered through current providers. During 2020, it is expected that Newco will hold open enrollment for benefit plans to be provided by Newco which are expected to be very similar to current benefits.

Will my compensation change?

The announcement of the combination of businesses does not change your compensation structure. Compensation and pay will continue to be managed based on business and competitive needs aligned with our commitment to fairness consistent with running our business in the normal course.

How will my seniority be affected by the combination of businesses?

Seniority will be retained as we form Newco to honor seniority as it is recorded with your current employer.

Who will your employer be?

Your current employer- Complete Energy Services, HB Rentals, SPN Well Services or Warrior, as applicable, will continue to be your employer immediately following the transaction closing. There will likely be some optimization of the legal structure during 2020, but it is not expected to be disruptive to employees.

Forward-Looking Statements

All statements in this communication (and oral statements made regarding the subjects of this communication) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Superior, Forbes and Newco, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: statements regarding the expected benefits of the proposed transaction; the anticipated completion of the proposed transaction and the timing thereof; the expected future results of operations and growth of Superior and Newco; and plans and objectives of management for future operations of Superior and Newco.

While Superior believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its and Newco’s business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained or other closing conditions are not satisfied; local, regional and national economic conditions and the impact they may have on Superior, Forbes, Newco and their customers; conditions in the oil and gas industry, especially oil and natural gas prices and capital expenditures by oil and gas companies; the debt obligations of Superior and Newco following the transaction and the potential effect of limiting Superior’s and/or Newco’s ability to fund future growth and operations and increasing their respective exposure to risk during adverse economic conditions; the financial condition of Superior’s and Newco’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the potential additional costs relating to any reviews, investigations or other proceedings by government authorities or shareholder actions.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Superior’s Annual Report on Form 10-K for the year ended December 31, 2018, and those set forth from time to time in Superior’s filings with the Securities and Exchange Commission (the “SEC”), which are available at www.superiorenergy.com. Except as required by law, Superior expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Newco will file a registration statement on Form S-4, including a joint proxy statement/prospectus of Holdco and Forbes, with the SEC. INVESTORS AND SECURITY HOLDERS OF SUPERIOR AND FORBES ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of Forbes in connection with the Forbes shareholder meeting. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Superior, Forbes and Newco with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents (when available) from www.superiorenergy.com under the tab “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Superior, Forbes and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Superior’s proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2019, and Forbes’ proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2019, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.